SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 5, 2004



                           NEW YORK HEALTH CARE, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               NEW YORK                1-12451              11-2636089
             -----------               -------              ----------
     (State or other jurisdiction    (Commission          (I.R.S. Employer
           of incorporation)         File Number)       Identification No.)



1850 McDonald Avenue Brooklyn, New York                      11223
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (718) 375-6700
                                                    --------------

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(Former name or former address, if changed since last report)

Item 5.  Other Events

      Today New York Health Care, Inc. (the "Company") issued a press release announcing that a NASDAQ Listing Qualifications Panel has determined that the Company's common stock will be delisted from the NASDAQ Stock Market effective with the open of business on April 6, 2004. Beginning on April 6, 2004, the Company's common stock will be listed on the OTC Pink Sheets. For more information, see the press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  - (b) Not Applicable

         (c)  Exhibits.

         99.1 New York Health Care, Inc. Press Release dated April 5, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NEW YORK HEALTH CARE, INC.
                         (Registrant)


                         By: /s/ Jacob Rosenberg
                             --------------------------------------------------
                             Jacob Rosenberg
                             Vice President, Chief Operating Officer, Chief Financial Officer and Accounting Officer, Secretary


Date:  April 5, 2004